                                                         Exhibit 99.B(g)(2)(iii)

[ING FUNDS LOGO]

December 28, 2005

Ms. Mary Jean Milner
Vice President
The Bank of New York
One Wall Street, 25th Floor
New York, NY 10286

Dear Ms. Milner:

        Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (the "Agreements"), we hereby notify you of the addition of ING Fundamental Research Fund and ING Opportunistic LargeCap Fund, effective December 28, 2005, two newly established series of ING Equity Trust, and ING Global Real Estate Portfolio, effective January 3, 2006, a new established series of ING Investors Trust (the "Funds") to be included on the AMENDED EXHIBIT A to the Agreements as shown. This AMENDED EXHIBIT A supersedes the previous AMENDED EXHIBIT A dated November 30, 2005.

        The AMENDED EXHIBIT A has also been updated 1) to reflect name changes for ING Salomon Brothers Investors Portfolio to ING Lord Abbett Affiliated Portfolio, ING Capital Guardian Managed Global Portfolio to ING Templeton Global Growth Portfolio, ING Alliance Mid Cap Growth Portfolio to ING AllianceBernstein Mid Cap Growth Portfolio and ING Index Plus Protection Fund to ING Classic Index Plus Fund and 2) by the removal of ING Equity and Bond Fund, ING AIM Mid Cap Growth Portfolio, ING Government Fund, ING Value Opportunity Fund, ING VP Disciplined LargeCap Portfolio, ING VP MagnaCap Portfolio, ING VP Emerging Markets Fund, Inc. and ING GET Fund - Series K, as these funds recently merged into other funds or were dissolved.

        Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below. If you have any questions, please contact me at (480) 477-2190.

                                                Sincerely,

                                                /s/ Todd Modic
                                                Todd Modic
                                                Senior Vice President
                                                ING Equity Trust
                                                ING Investors Trust

ACCEPTED AND AGREED TO:
The Bank of New York

By:    /s/ Edward G. McGann
Name:  Edward G. McGann
Title: Managing Director, Duly Authorized
       ----------------------------------

337 E. Doubletree Ranch Rd.    Tel: 480-477-3000                ING Equity Trust
Scottsdale, AZ 85258-2034      Fax: 480-477-2700             ING Investors Trust
                               www.ingfunds.com

                                AMENDED EXHIBIT A

FUND                                                            EFFECTIVE DATE
----                                                            --------------
ING CORPORATE LEADERS TRUST FUND
  ING Corporate Leaders Trust - Series A                         May 17, 2004
  ING Corporate Leaders Trust - Series B                         May 17, 2004

ING EQUITY TRUST
  ING Convertible Fund                                           June 9, 2003
  ING Disciplined LargeCap Fund                                  June 9, 2003
  ING Financial Services Fund                                    June 9, 2003
  ING Fundamental Research Fund                               December 28, 2005
  ING LargeCap Growth Fund                                       June 9, 2003
  ING LargeCap Value Fund                                      February 1, 2004
  ING MidCap Opportunities Fund                                  June 9, 2003
  ING MidCap Value Choice Fund                                 February 1, 2005
  ING MidCap Value Fund                                          June 9, 2003
  ING Opportunistic LargeCap Fund                             December 28, 2005
  ING Principal Protection Fund                                  June 2, 2003
  ING Principal Protection Fund II                               June 2, 2003
  ING Principal Protection Fund III                              June 2, 2003
  ING Principal Protection Fund IV                               June 2, 2003
  ING Principal Protection Fund V                                June 2, 2003
  ING Principal Protection Fund VI                               June 2, 2003
  ING Principal Protection Fund VII                              May 1, 2003
  ING Principal Protection Fund VIII                           October 1, 2003
  ING Principal Protection Fund IX                             February 2, 2004
  ING Principal Protection Fund X                                May 3, 2004
  ING Principal Protection Fund XI                             August 16, 2004
  ING Principal Protection Fund XII                           November 15, 2004
  ING Principal Protection Fund XIII                                 TBD
  ING Principal Protection Fund XIV                                  TBD
  ING Real Estate Fund                                           June 9, 2003
  ING SmallCap Opportunities Fund                                June 9, 2005
  ING SmallCap Value Choice Fund                               February 1, 2005
  ING SmallCap Value Fund                                        June 9, 2003

ING FUNDS TRUST
  ING Classic Money Market Fund                                 April 7, 2003
  ING GNMA Income Fund                                          April 7, 2003
  ING High Yield Bond Fund                                      April 7, 2003
  ING Institutional Prime Money Market Fund                     July 29, 2005
  ING Intermediate Bond Fund                                    April 7, 2003
  ING National Tax-Exempt Bond Fund                             April 7, 2003

ING GET FUND
  ING GET Fund - Series L                                       July 14, 2003
  ING GET Fund - Series M                                       July 14, 2003
  ING GET Fund - Series N                                       July 14, 2003
  ING GET Fund - Series P                                       July 14, 2003
  ING GET Fund - Series Q                                       July 14, 2003
  ING GET Fund - Series R                                       July 14, 2003
  ING GET Fund - Series S                                       July 14, 2003
  ING GET Fund - Series T                                       July 14, 2003
  ING GET Fund - Series U                                       July 14, 2003
  ING GET Fund - Series V                                       March 13, 2003

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND           March 28, 2005

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND                October 27, 2005

ING INVESTMENT FUNDS, INC.
  ING MagnaCap Fund                                               June 9, 2003

ING INVESTORS TRUST
  ING AllianceBernstein Mid Cap Growth Portfolio               January 6, 2003
  ING American Funds Growth Portfolio                         September 2, 2003
  ING American Funds Growth-Income Portfolio                  September 2, 2003
  ING American Funds International Portfolio                  September 2, 2003
  ING Capital Guardian Small/Mid Cap Portfolio                 January 13, 2003
  ING Capital Guardian U.S. Equities Portfolio                 January 13, 2003
  ING Eagle Asset Capital Appreciation Portfolio               January 6, 2003
  ING Evergreen Health Sciences Portfolio                        May 3, 2004
  ING Evergreen Omega Portfolio                                  May 3, 2004
  ING FMRSM Diversified Mid Cap Portfolio                      January 6, 2003
  ING FMRSM Earnings Growth Portfolio                           April 29, 2005
  ING Global Real Estate Portfolio                             January 3, 2006
  ING Global Resources Portfolio                               January 13, 2003
  ING Goldman Sachs TollkeeperSM Portfolio                     January 6, 2003
  ING International Portfolio                                  January 13, 2003
  ING Janus Contrarian Portfolio                               January 13, 2003
  ING JPMorgan Emerging Markets Equity Portfolio               January 13, 2003
  ING JPMorgan Small Cap Equity Portfolio                      January 13, 2003
  ING JPMorgan Value Opportunities Portfolio                    April 29, 2005
  ING Julius Baer Foreign Portfolio                            January 13, 2003
  ING Legg Mason Value Portfolio                               January 13, 2003
  ING LifeStyle Aggressive Growth Portfolio                      May 1, 2004
  ING LifeStyle Growth Portfolio                                 May 1, 2004
  ING LifeStyle Moderate Growth Portfolio                        May 1, 2004
  ING LifeStyle Moderate Portfolio                               May 1, 2004

  ING Limited Maturity Bond Portfolio                          January 6, 2003
  ING Liquid Assets Portfolio                                  January 6, 2003
  ING Lord Abbett Affiliated Portfolio                         January 6, 2003
  ING MarketPro Portfolio                                       August 1, 2005
  ING MarketStyle Growth Portfolio                              August 1, 2005
  ING MarketStyle Moderate Growth Portfolio                     August 1, 2005
  ING MarketStyle Moderate Portfolio                            August 1, 2005
  ING Marsico Growth Portfolio                                 January 13, 2003
  ING Marsico International Opportunities Portfolio             April 29, 2005
  ING Mercury Large Cap Value Portfolio                        January 6, 2003
  ING Mercury Large Cap Growth Portfolio                       January 6, 2003
  ING MFS Mid Cap Growth Portfolio                             January 13, 2003
  ING MFS Total Return Portfolio                               January 13, 2003
  ING MFS Utilities Portfolio                                   April 29, 2005
  ING Oppenheimer Main Street Portfolio(R)                     January 13, 2003
  ING PIMCO Core Bond Portfolio                                January 13, 2003
  ING PIMCO High Yield Portfolio                               November 5, 2003
  ING Pioneer Fund Portfolio                                    April 29, 2005
  ING Pioneer Mid Cap Value Portfolio                           April 29, 2005
  ING Salomon Brothers All Cap Portfolio                       January 6, 2003
  ING Stock Index Portfolio                                    November 5, 2003
  ING T. Rowe Price Capital Appreciation Portfolio             January 13, 2003
  ING T. Rowe Price Equity Income Portfolio                    January 13, 2003
  ING Templeton Global Growth Portfolio                        January 13, 2003
  ING UBS U.S. Allocation Portfolio                            January 6, 2003
  ING Van Kampen Equity Growth Portfolio                       January 13, 2003
  ING Van Kampen Global Franchise Portfolio                    January 13, 2003
  ING Van Kampen Growth and Income Portfolio                   January 13, 2003
  ING Van Kampen Real Estate Portfolio                         January 13, 2003
  ING VP Index Plus International Equity Portfolio              July 29, 2005
  ING Wells Fargo Mid Cap Disciplined Portfolio                January 6, 2003
  ING Wells Fargo Small Cap Disciplined Portfolio             November 30, 2005

ING MAYFLOWER TRUST
  ING International Value Fund                                 November 3, 2003

ING MUTUAL FUNDS
  ING Diversified International Fund                           December 7, 2005
  ING Emerging Countries Fund                                  November 3, 2003
  ING Emerging Markets Fixed Income Fund                       December 7, 2005
  ING Foreign Fund                                               July 1, 2003
  ING Global Equity Dividend Fund                             September 2, 2003
  ING Global Real Estate Fund                                  November 3, 2003
  ING Global Value Choice Fund                                 November 3, 2003
  ING Greater China Fund                                       December 7, 2005
  ING Index Plus International Equity Fund                     December 7, 2005

  ING International Capital Appreciation Fund                  December 7, 2005
  ING International Fund                                       November 3, 2003
  ING International SmallCap Fund                              November 3, 2003
  ING International Value Choice Fund                          February 1, 2005
  ING Precious Metals Fund                                     November 3, 2003
  ING Russia Fund                                              November 3, 2003

ING PARTNERS, INC.
  ING American Century Large Company Value Portfolio           January 10, 2005
  ING American Century Select Portfolio                        January 10, 2005
  ING American Century Small Cap Value Portfolio               January 10, 2005
  ING Baron Asset Portfolio                                    December 7, 2005
  ING Baron Small Cap Growth Portfolio                         January 10, 2005
  ING Davis Venture Value Portfolio                            January 10, 2005
  ING Fidelity(R)VIP Contrafund(R)Portfolio                    November 15, 2004
  ING Fidelity(R)VIP Equity-Income Portfolio                   November 15, 2004
  ING Fidelity(R)VIP Growth Portfolio                          November 15, 2004
  ING Fidelity(R)VIP Mid Cap Portfolio                         November 15, 2004
  ING Fundamental Research Portfolio                           January 10, 2005
  ING Goldman Sachs(R)Capital Growth Portfolio                 January 10, 2005
  ING Goldman Sachs(R)Core Equity Portfolio                    January 10, 2005
  ING JPMorgan Fleming International Portfolio                 January 10, 2005
  ING JPMorgan Mid Cap Value Portfolio                         January 10, 2005
  ING Lord Abbett U.S. Government Securities Portfolio         December 7, 2005
  ING MFS Capital Opportunities Portfolio                      January 10, 2005
  ING Neuberger Berman Partners Portfolio                      December 7, 2005
  ING Neuberger Berman Regency Portfolio                       December 7, 2005
  ING OpCap Balanced Value Portfolio                           January 10, 2005
  ING Oppenheimer Global Portfolio                             January 10, 2005
  ING Oppenheimer Strategic Income Portfolio                   January 10, 2005
  ING PIMCO Total Return Portfolio                             January 10, 2005
  ING Pioneer High Yield Portfolio                             December 7, 2005
  ING Salomon Brothers Aggressive Growth Portfolio             January 10, 2005
  ING Salomon Brothers Large Cap Growth Portfolio              January 10, 2005
  ING Solution 2015 Portfolio                                   April 29, 2005
  ING Solution 2025 Portfolio                                   April 29, 2005
  ING Solution 2035 Portfolio                                   April 29, 2005
  ING Solution 2045 Portfolio                                   April 29, 2005
  ING Solution Income Portfolio                                 April 29, 2005
  ING T. Rowe Price Diversified Mid Cap Growth Portfolio       January 10, 2005
  ING T. Rowe Price Growth Equity Portfolio                    January 10, 2005
  ING Templeton Foreign Equity Portfolio                       November 30, 2005
  ING UBS U.S. Large Cap Equity Portfolio                      January 10, 2005
  ING Van Kampen Comstock Portfolio                            January 10, 2005
  ING Van Kampen Equity and Income Portfolio                   January 10, 2005

ING SERIES FUND, INC.
  Brokerage Cash Reserves                                        June 2, 2003
  ING Aeltus Money Market Fund                                   June 2, 2003
  ING Balanced Fund                                              June 2, 2003
  ING Classic Index Plus Fund                                    June 2, 2003
  ING Equity Income Fund                                         June 9, 2003
  ING Global Science and Technology Fund                         June 2, 2003
  ING Growth Fund                                                June 9, 2003
  ING Index Plus LargeCap Fund                                   June 9, 2003
  ING Index Plus MidCap Fund                                     June 9, 2003
  ING Index Plus SmallCap Fund                                   June 9, 2003
  ING International Growth Fund                                November 3, 2003
  ING Small Company Fund                                         June 9, 2003
  ING Strategic Allocation Balanced Fund                         June 2, 2003
  ING Strategic Allocation Growth Fund                           June 2, 2003
  ING Strategic Allocation Income Fund                           June 2, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
  ING VP Strategic Allocation Balanced Portfolio                 July 7, 2003
  ING VP Strategic Allocation Growth Portfolio                   July 7, 2003
  ING VP Strategic Allocation Income Portfolio                   July 7, 2003

ING VARIABLE FUNDS
  ING VP Growth and Income Portfolio                             July 7, 2003

ING VARIABLE INSURANCE TRUST
  ING GET U.S. Core Portfolio - Series 1                        June 13, 2003
  ING GET U.S. Core Portfolio - Series 2                      September 12, 2003
  ING GET U.S. Core Portfolio - Series 3                      December 12, 2003
  ING GET U.S. Core Portfolio - Series 4                        March 12, 2004
  ING GET U.S. Core Portfolio - Series 5                        June 11, 2004
  ING GET U.S. Core Portfolio - Series 6                      September 10, 2004
  ING GET U.S. Core Portfolio - Series 7                      December 10, 2004
  ING GET U.S. Core Portfolio - Series 8                        March 9, 2005
  ING GET U.S. Core Portfolio - Series 9                         June 8, 2005
  ING GET U.S. Core Portfolio - Series 10                     September 7, 2005
  ING GET U.S. Core Portfolio - Series 11                      December 6, 2005
  ING GET U.S. Core Portfolio - Series 12                       March 2, 2006
  ING VP Global Equity Dividend Portfolio                      November 3, 2003

ING VARIABLE PORTFOLIOS, INC.
  ING VP Global Science and Technology Portfolio                 July 7, 2003
  ING VP Growth Portfolio                                        July 7, 2003
  ING VP Index Plus LargeCap Portfolio                           July 7, 2003
  ING VP Index Plus MidCap Portfolio                             July 7, 2003
  ING VP Index Plus SmallCap Portfolio                           July 7, 2003

  ING VP International Equity Portfolio                        November 3, 2003
  ING VP Small Company Portfolio                                 July 7, 2003
  ING VP Value Opportunity Portfolio                             July 7, 2003

ING VARIABLE PRODUCTS TRUST
  ING VP Convertible Portfolio                                 October 6, 2003
  ING VP Financial Services Portfolio                            May 1, 2004
  ING VP High Yield Bond Portfolio                             October 6, 2003
  ING VP International Value Portfolio                         November 3, 2003
  ING VP LargeCap Growth Portfolio                             October 6, 2003
  ING VP MidCap Opportunities Portfolio                        October 6, 2003
  ING VP Real Estate Portfolio                                   May 1, 2004
  ING VP SmallCap Opportunities Portfolio                      October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                                    July 7, 2003

ING VP INTERMEDIATE BOND PORTFOLIO                                 July 7, 2003

ING VP MONEY MARKET PORTFOLIO                                      July 7, 2003

ING VP NATURAL RESOURCES TRUST                                   October 6, 2003

USLICO SERIES FUND
  The Asset Allocation Portfolio                               October 6, 2003
  The Bond Portfolio                                           October 6, 2003
  The Money Market Portfolio                                   October 6, 2003
  The Stock Portfolio                                          October 6, 2003